GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Class IR and Class R Shares of the
Goldman Sachs Rising Dividend Growth Fund (the “Fund”)

Supplement dated April 23, 2012 to the
Prospectus dated February 27, 2012 (the “Prospectus”)

Effective immediately, the following changes will be made to the Fund’s Prospectus.

Under “Goldman Sachs Rising Dividend Growth Fund—Summary—Performance”, the “Average Annual Total Returns” table is deleted in its entirety and replaced with the following:

			Since
For the period ended December 31, 2011	1 Year	5 Years	Inception
Class A (Inception 3/23/04)*
Returns Before Taxes	–2.40%	3.41%	5.72%
Returns After Taxes on Distributions	–2.95%	2.74%	5.14%
Returns After Taxes on Distributions and Sale of Fund Shares	–1.57%	2.52%	4.64%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.11%	–0.25%	3.90%

Class C (Inception 4/14/05)
Returns Before Taxes	1.81%	4.09%	6.09%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.11%	–0.25%	3.31%

Institutional Shares (Inception 3/21/07)
Returns Before Taxes	3.85%	N/A	4.83%
S&P 500 Composite Stock Index (reflects no deduction for fees, expenses or taxes)	2.11%	N/A	–0.59%

*	The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 5.5%, the maximum rate currently in effect. Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown.

This Supplement should be retained with your Prospectus for future reference.

RISDIVRTNSTK 04-12